UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2024

SELECTIS HEALTH, INC.
(Exact Name of Registrant as Specified in its Charter)

Utah	0-15415	87-0340206
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

8480 E. Orchard Road, Ste. 4900, Greenwood Village, CO 80111

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (720) 680-0808

(Former name or former address, if changed since last report)

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Effective June 18, 2024, Selectis Health, Inc, a Utah corporation (the “Company”), announced that its wholly-owned subsidiary, Goodwill Hunting, LLC (the “Seller”), has consummated and closed the sale of property located in Macon, Bibb County, Georgia, including the skilled nursing facility known as Archway Transitional Care Center1 (collectively, “the Archway Property”). In accordance with the original Purchase and Sale Agreement (the “PSA”) executed on May 1, 2024, Bibb County Holdings II, LLC (the “Purchaser”) has purchased the Archway Property for $6.75 million. The sale was completed on June 18, 2024. A copy of the PSA was previously filed as an exhibit to the Company’s Current Report on Form 8-K dated May 1, 2024 and filed with the Securities and Exchange Commission on May 8, 2024.

Under the terms of this agreement, the Purchaser acquired the real estate, buildings and improvements, along with certain personal property, licenses and permits used in the operation of the Archway Property. The Purchaser of the Archway Property had been operating the facility under a lease since 2016.

ITEM 9.01:	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements

Not applicable

(b)	Pro Forma Financial Information

The attached pro forma financial information has been prepared in accordance with Regulation S-X, Section 11.01 and gives pro forma effect to the sale of the Archway Property. The pro forma balance sheet gives effect to the transaction as of June 18, 2024. The pro forma income statements for the year ended December 31, 2023 and three months ended March 31, 2024 give effect to the transaction as if it had been consummated at the beginning of the periods presented. The pro forma financial information does not purport to present actual financial condition or results of operations for the periods presented.

SELECTIS HEALTH, INC.

PROFORMA CONDENSED CONSOLIDATED BALANCE SHEETS

AS OF MARCH 31, 2024 (unaudited)

	March 31, 2024	Proforma Adjustment	Proforma

ASSETS
Current Assets
Cash	$1,265,613	$1,593,800	$2,859,413
Accounts Receivable, Net	1,825,507	-	1,825,507
Prepaid Expenses and Other Current Assets	1,110,776	(146,740)	964,036
Total Current Assets	4,201,896	1,447,060	5,648,956

Long Term Assets:
Restricted Cash	767,226	-	767,226
Property and Equipment, Net	33,510,748	(4,210,938)	29,299,810
Goodwill	1,076,908	-	1,076,908
Total Assets	$39,556,778	$(2,763,878)	$36,792,900

LIABILITIES AND EQUITY
Liabilities:
Accounts Payable and Accrued Liabilities	$6,284,271	$-	$6,284,271
Dividends Payable	38,100	-	38,100
Short-Term Debt, Related Parties	900,000	(150,000)	750,000
Current Maturities of Long-Term Debt, Net of Discount of $467,609 and $524,704, respectively	10,926,610	(4,477,029)	6,449,581
Total Current Liabilities	18,148,981	(4,627,029)	13,521,952

Debt, Net of Discount of $7,871 and $30,663, respectively	25,095,062	-	25,095,062
Lease Security Deposit	318,750	(250,000)	68,750
Total Liabilities	$43,562,793	$(4,877,029)	$38,685,764

Commitments and Contingencies
Equity:
Preferred Stock:
Series A - No Dividends, $2.00 Stated Value, Non-Voting; 2,000,000 Shares Authorized, 200,500 Shares Issued and Outstanding	401,000	-	401,000
Series D - 8% Cumulative, Convertible, $1.00 Stated Value, Non-Voting; 1,000,000 Shares Authorized, 375,000 Shares Issued and Outstanding	375,000	-	375,000

Common Stock - $0.05 Par Value; 800,000,000 Shares Authorized, 3,067,059 and 3,067,059 Shares Issued and Outstanding	153,352	-	153,352
Additional Paid-In Capital	13,852,028	802,579	14,654,607
Accumulated Deficit	(18,787,395)	1,310,572	(17,476,823)
Total Selectis Health, Inc. Stockholders’ Equity	(4,006,015)	2,113,151	(1,892,864)
Total Liabilities and Equity	$39,556,778	$(2,763,878)	$36,792,900

SELECTIS HEALTH, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended March 31, 2024	Proforma Adjustment	Proforma

Revenue
Rental Revenue	$160,326	$-	$160,326
Healthcare Revenue	9,332,080	-	9,332,080
Total Revenue	9,492,406	-	9,492,406
Expenses
Property Taxes, Insurance and Other Operating	7,501,209	279,171	7,780,380
General and Administrative	2,163,348	-	2,163,348
Provision for Bad Debts	100,514	-	100,514
Depreciation and Amortization	423,599	-	423,599
Total Expenses	10,188,670	279,171	10,467,841
(Loss) Income from Operations	(696,264)	(279,171)	(975,435)
Other (Income) Expense
Gain on Sale of Asset	-	(1,639,301)	(1,639,301)
Interest Expense, net	630,330	-	630,330
Other Income	(291,874)	-	(291,874)
Total Other (Income) Expense	338,456	(1,639,301)	(1,300,845)
Net Income	(1,034,720)	1,360,130	325,410
Series D Preferred Dividends	(7,500)	-	(7,500)
Net Income Attributable to Common Stockholders	$(1,042,220)	$1,360,130	$317,910
Per Share Data:
Net Loss per Share Attributable to Common Stockholders:
Basic	$(0.34)	$0.44	$0.11

Weighted Average Common Shares Outstanding:
Basic	3,067,059	3,067,059	3,067,059

SELECTIS HEALTH, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Year Ended December 31, 2023	Proforma Adjustment	Proforma

Revenue
Rental Revenue	$634,570	$-	$634,570
Healthcare Revenue	34,537,723	-	34,537,723
Healthcare Grant Revenue	1,610,754	-	1,610,754
Total Revenue	36,783,047	-	36,783,047
Expenses
Property Taxes, Insurance and Other Operating	31,375,921	279,171	31,655,092
General and Administrative	9,968,188	-	9,968,188
Provision for Bad Debts	2,733,157	-	2,733,157
Depreciation and Amortization	1,666,200	-	1,666,200
Total Expenses	45,743,466	279,171	46,022,637
(Loss) Income from Operations	(8,960,419)	(279,171)	(9,239,590)
Other (Income) Expense
Gain on Sale of Asset	-	(1,639,301)	(1,639,301)
Interest Expense, net	2,173,763	-	2,173,763
Income from Employee Retention Credits	(6,866,759)	-	(6,866,759)
Other Income	(296,442)	-	(296,442)
Total Other (Income) Expense	(4,989,437)	(6,628,738)	(11,618,175)
Net Income	(3,970,982)	6,349,567	2,378,585
Series D Preferred Dividends	(30,000)	-	(30,000)
Net Income Attributable to Common Stockholders	$(4,000,982)	$6,349,567	$2,348,585
Per Share Data:
Net Loss per Share Attributable to Common Stockholders:
Basic	$(1,31)	$2.08	$0.77

Weighted Average Common Shares Outstanding:
Basic	3,054,587	3,054,587	3,054,587

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Selectis Health, Inc. (Registrant)

Dated: June 24, 2024	/s/ Adam Desmond
Adam Desmond, CEO